                                                                   Exhibit 10.64

                                ALBERTSON'S, INC.

                          RESTRICTED STOCK UNITS TRUST

                                                                               .
                                                                               .
                                                                               .

                                ALBERTSON'S, INC.

                          RESTRICTED STOCK UNITS TRUST

ARTICLE I     DEFINITIONS................................................      2

ARTICLE II    NAME AND ESTABLISHMENT OF TRUST............................      4
   Section 2.1    Name and Purpose.......................................      4
   Section 2.2    Appointment of Trustee; Acceptance.....................      4
   Section 2.3    Appointment of Recordkeeper, Acceptance................      4
   Section 2.4    Grantor Trust..........................................      4

ARTICLE III   PROVISIONS RELATING TO THE EMPLOYER........................      4
   Section 3.1    Contributions..........................................      4
   Section 3.2    Contributions Irrevocable..............................      5
   Section 3.3    Certain Employer Notices...............................      5
   Section 3.4    Action by Employer.....................................      5
   Section 3.5    Employer Liability.....................................      5

ARTICLE IV    PROVISIONS RELATING TO TRUSTEE AND RECORDKEEPER............      5
   Section 4.1    Receiving Contributions................................      5
   Section 4.2    Management and Control of Trust Assets.................      5
   Section 4.3    Investment of Trust Assets.............................      5
   Section 4.4    Distribution of Trust Assets; Limitations..............      6
   Section 4.5    Protection of Trustee..................................      7
   Section 4.6    Creditors of Employer..................................      7
   Section 4.7    Compensation and Expenses..............................      7
   Section 4.8    Limitation of Administrative Duties....................      8
   Section 4.9    Accountings............................................      8
   Section 4.10   General Management Powers..............................      8
   Section 4.11   Liability for Breach of Fiduciary Duty.................     10
   Section 4.12   Consultation and Indemnification.......................     10
   Section 4.13   Resignation and Removal................................     11
   Section 4.14   Duties of the Recordkeeper.............................     13
   Section 4.15   Determinations by the Trustee; Notices.................     13
   Section 4.16   Rights of Trustee......................................     14
   Section 4.17   Priority of Distribution and Liquidation of
                     Trust Assets........................................     14

ARTICLE V     GENERAL ADMINISTRATIVE PROVISIONS..........................     14
   Section 5.1    Exchange of Information by the Employer and the
                     Trustee.............................................     14
   Section 5.2    Information to the Recordkeeper and Trustee............     15
   Section 5.3    Mistake of Fact........................................     15
   Section 5.4    Taxes..................................................     15
   Section 5.5    Voting of SUPERVALU INC. Stock.........................     15
   Section 5.6    Investment Company Act.................................     16

ARTICLE VI    AMENDMENT AND TERMINATION..................................     16

                                TABLE OF CONTENTS
                                   (continued)

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                                                                            PAGE
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
   Section 6.1    Right to Amend.........................................     16
   Section 6.2    Termination of Trust and Reversion of Assets...........     16

ARTICLE VII   MISCELLANEOUS PROVISIONS...................................     17
   Section 7.1    Entire Agreement.......................................     17
   Section 7.2    Successors.............................................     17
   Section 7.3    Headings...............................................     17
   Section 7.4    Controlling Law........................................     17
   Section 7.5    Third-Party Inquiries..................................     17
   Section 7.6    Courts; Arbitration....................................     17
   Section 7.7    Addresses For Communications...........................     18
   Section 7.8    Waiver of Notice.......................................     19
   Section 7.9    Accounting Period......................................     19
   Section 7.10   Interest in the Trust Fund.............................     19
   Section 7.11   Counterparts...........................................     19

                 ALBERTSON'S, INC. RESTRICTED STOCK UNITS TRUST

     THIS TRUST AGREEMENT is made and entered into the ____ day of _____________, 2006 by and between ALBERTSON'S, INC., a Delaware corporation, as grantor, Atlantic Trust Company, N.A., a national trust company, as trustee, and MullinTBG, Inc., as recordkeeper.

                                   WITNESSETH:

     WHEREAS, Albertson's, Inc. has granted deferred and deferrable restricted stock units under its Amended and Restated 1995 Stock-Based Incentive Plan and 2004 Equity and Performance Incentive Plan (collectively, the "Plans"); and

     WHEREAS, Albertson's, Inc. has entered into an Agreement and Plan of Merger with New Aloha Corporation, New Diamond Sub, Inc., SUPERVALU INC., and Emerald Acquisition Sub Inc., dated as of January 22, 2006 (the "Merger Agreement"), which provides that each restricted stock unit that is outstanding as of immediately prior to the effective time (the "Effective Time") of the merger contemplated by the Merger Agreement, other than restricted stock units granted in January 2006 (the "January 2006 RSUs"), will entitle the holder thereof to receive the Per Share Merger Consideration (as defined in the Merger Agreement); and

     WHEREAS, in order to comply with Section 409A of the Code (as defined below), payment for the restricted stock units outstanding as of immediately prior to the Effective Time may have to be delayed until some time after the Effective Time;

     WHEREAS, Albertson's, Inc. wishes to establish a grantor trust (the "Trust") for the purpose of accumulating assets to assist it in fulfilling its obligations under the Plans and individual agreements relating to the restricted stock units outstanding as of immediately prior to the Effective Time, other than the January 2006 RSUs (the "RSUs"), to which Trust Albertson's, Inc. shall make contributions in the amounts determined in accordance with the terms of the Plans, the RSUs, the Merger Agreement and this trust agreement; and

     WHEREAS, Albertson's, Inc. desires the Trustee to hold and administer all funds and other property contributed by Albertson's, Inc., and the Trustee is willing to hold and administer such funds pursuant to the terms of this trust agreement; and

     WHEREAS, Albertson's, Inc. desires that the assets of the Trust shall be available to satisfy the claims of the general creditors of Albertson's, Inc. in case of insolvency or bankruptcy;

     NOW, THEREFORE, in consideration of the promises, covenants, agreements, terms, obligations and duties herein set forth, the Trust to be named the "Albertson's, Inc. Restricted Stock Units Trust" is hereby established effective from and after the date first above written, and the parties do hereby covenant and agree, as follows:

                                    ARTICLE I

                                   DEFINITIONS

     The following words and phrases are used in this trust agreement and shall have the meaning set forth in this Article unless a different meaning is clearly required by the context:

     "Application" shall mean a written application from a Participant or a beneficiary of a deceased Participant received by the Recordkeeper requesting a payment from the Trust by reason of a benefit being due to such Participant or beneficiary under the Plan.

     "Board of Directors" shall mean the Board of Directors of the Employer.

     "Code" shall mean the Internal Revenue Code of 1986, as from time to time amended. Reference to a section of the Code shall include that section and any comparable section or any future legislation that amends, supplements or supersedes said section.

     "Deficiency Amount" shall mean, with respect to each Participant and beneficiary of a deceased Participant, the amount of unpaid benefits, if any, and interest thereon, determined in accordance with Section 4.4(c).

     "Effective Time" shall have the meaning set forth in the recitals hereto.

     "Employer" shall mean Albertson's, Inc., a corporation organized and existing under the laws of the State of Delaware, or, after the Effective Time, SUPERVALU INC. or its successor or successors.

     "Expert" shall mean the Recordkeeper and any consultant, adviser, engineer, accountant, appraiser, actuary or other expert hired or retained by the Trustee to provide advice or to make or assist in making any determination hereunder.

     "Expert's Certificate" shall mean a certificate signed by an Expert or, if the Expert is a corporation or partnership, by two of its executive officers or partners.

     "Interest Crediting Rate" shall mean an annualized rate of interest equal to the "prime rate" (or, if there is more than one such rate, the highest such rate) as set forth from time to time during the relevant period in the Wall Street Journal "Money Rates" column. The prime rate in effect on the first day of a calendar month shall be used as the prime rate for the entire month.

     "Investment Company Act" shall have the meaning set forth in Section 5.5.

     "January 2006 RSUs" shall have the meaning set forth in the recitals hereto.

     "Majority Participants" shall mean at any time Participants who hold more than 66-2/3% of the RSUs. For purposes of determining "Majority Participants," "Participants" shall include persons then considered Participants under the Plan and beneficiaries of deceased Participants, and the Trustee shall be entitled to rely on the determination of the Recordkeeper as to whether or not a Participant or beneficiary of a deceased Participant or a group of Participants or beneficiaries of deceased Participants constitute "Majority Participants".

     "Merger Agreement" shall have the meaning set forth in the recitals hereto.

     "Obligations" shall have the meaning set forth in Section 2.1.

     "Opinion of Counsel" shall mean a written opinion from legal counsel acceptable to the Trustee. Such counsel may but need not be legal counsel regularly retained by the Employer or the Trustee.

     "Participant" shall mean an individual holding RSUs.

     "Plans" shall have the meaning set forth in the recitals hereto.

     "Recordkeeper" shall mean the person or persons from time to time serving as recordkeeper with respect to the Trust.

     "Retention Amount" shall mean $75,000.00.

     "RSUs" shall have the meaning set forth in the recitals hereto.

     "Trust" shall mean the trust set forth in and created by this document, and all subsequent amendments thereto.

     "Trust Fund" shall mean all assets held by the Trustee under the Trust.

     "Trust Year" shall mean the fiscal year of the Employer.

     "Trustee" shall mean the person or persons from time to time serving as trustee of the Trust.

     "Value of Accrued Benefits" shall mean at any time with respect to a Participant or beneficiary of a deceased Participant an amount equal to the value of his or her benefit under the RSUs, which shall be equal to, for each RSU held by a Participant, the Per Share Merger Consideration plus any earnings accrued on the cash portion of the Per Share Merger Consideration from the Effective Time until the date immediately preceding the date of calculation of such Value.

     "Value of the Trust Fund" shall mean at any time an amount equal to the then total of the fair market value of all assets of the Trust Fund, each as determined by the Trustee.

     In this agreement the singular includes the plural and the plural the singular; words importing any gender include any other gender; and references to "days" shall mean calendar days, unless otherwise specified.

                                   ARTICLE II

                         NAME AND ESTABLISHMENT OF TRUST

     Section 2.1 Name and Purpose. The name of the Trust shall be the "Albertson's, Inc. Restricted Stock Unit Trust". This Trust is established in accordance with the Merger Agreement (including any Disclosure Letter related thereto) for the purpose of holding, investing and distributing assets as a reserve for the discharge of the Employer's obligations to pay the Per Share Merger Consideration (as defined in the Merger Agreement) to each Participant (or beneficiary of a deceased Participant) for each RSU outstanding at the Effective Time plus any earnings on the cash portion of the Per Share Merger Consideration from the Effective Time until payment (the "Obligations").

     Section 2.2 Appointment of Trustee; Acceptance. The Employer hereby appoints Atlantic Trust Company, N.A., a national trust company, as sole Trustee for the Trust. The Trustee hereby accepts the appointment as Trustee under the Trust. In accepting such appointment, the Trustee agrees to act solely as trustee hereunder and not in its individual capacity; and all persons having any claim against the Trustee by reason of the transactions contemplated hereby shall look only to the Trust Fund for payment or satisfaction thereof, except to the extent otherwise provided in Section 4.16(d) hereof.

     Section 2.3 Appointment of Recordkeeper, Acceptance. The Employer hereby appoints MullinTBG, Inc., as its Recordkeeper under this Trust. The Recordkeeper hereby accepts the appointment as Recordkeeper under the Trust.

     Section 2.4 Grantor Trust. The Trust is intended to be a grantor trust, within the meaning of Section 671 of the Code, and shall be construed accordingly. The Employer, therefore, agrees that all income, deductions and credits of this Trust belong to it as owner for income tax purposes and will be included on the Employer's income tax returns.

                                   ARTICLE III

                       PROVISIONS RELATING TO THE EMPLOYER

     Section 3.1 Contributions. Immediately upon the Effective Time, the Employer shall (a) deliver to the Trustee 1,112,000 shares of SUPERVALU INC. common stock and (b) contribute cash to the trust in an amount equal to $125 million, in order to fund all or a portion of its Obligations; provided, however, that if, upon or within 30 days after the Effective Time the Employer makes any payment required to satisfy the Obligations from assets outside the Trust, the Trustee shall reimburse the Employer with such number of shares of SUPERVALU INC. common stock and cash equal to such payment (and in such event the Trustee shall not be responsible for tax withholding and reporting with respect to such payment). In determining whether the Employer has made any payment of Obligations from assets outside the Trust and the amount of such payment, the Trustee shall rely on a certification from the Employer of the amount paid by the Employer. All Employer contributions and all investments thereof, together with all accumulations, accruals, earnings and income with respect thereto, shall be held by the Trustee in trust hereunder as the Trust Fund.

     Section 3.2 Contributions Irrevocable. Subject to Sections 4.6 and 6.2, Employer contributions shall be irrevocable upon the Effective Time.

     Section 3.3 Certain Employer Notices. The Employer hereby agrees to give prompt notice to the Trustee and the Recordkeeper of the occurrence of the Effective Time.

     Section 3.4 Action by Employer. Whenever the Employer is permitted or required to perform any act hereunder, it shall be done and performed by an officer or other delegate duly authorized by the Employer. At the time of execution of this trust agreement, the Employer shall file with the Trustee and the Recordkeeper a certified list of the names and specimen signatures of any person authorized to act for the Employer. The Employer shall promptly notify the Trustee and the Recordkeeper of the addition or deletion of any person's name to or from such list, respectively. Until receipt of notice that any person is no longer authorized so to act, the Trustee or the Recordkeeper may continue to rely on the authority of the person. All certifications, notices and directions by any such authorized person or persons to the Trustee or the Recordkeeper shall be in writing signed by such person or persons. The Trustee and the Recordkeeper may rely on any such certification, notice or direction purporting to have been signed by or on behalf of such person or persons.

     Section 3.5 Employer Liability. Nothing in this trust agreement shall relieve the Employer of its liabilities regarding payment of the RSUs except to the extent such liabilities are met by the application of Trust assets.

                                   ARTICLE IV

                 PROVISIONS RELATING TO TRUSTEE AND RECORDKEEPER

     Section 4.1 Receiving Contributions. The Trustee shall receive and accept contributions from the Employer in accordance with this trust agreement as a reserve for the discharge of the Employer's Obligations to Participants and beneficiaries of deceased Participants entitled to benefits pursuant to the RSUs.

     Section 4.2 Management and Control of Trust Assets. The Trustee shall have exclusive authority and discretion to manage and control all assets in the Trust Fund, except as may otherwise be provided herein.

     Section 4.3 Investment of Trust Assets. The Trustee shall promptly invest and re-invest the cash portion of the assets of the Trust Fund in the AIM Government and Agency Portfolio (or a money market fund with similar investments). AIM, the manager of this portfolio, is an affiliate of Trustee. Employer acknowledges and agrees that the Trust is responsible for the fund's fees and expenses on any cash invested in any such affiliated fund (in the same manner and to the same extent as any other holder of shares in such fund) in addition to the Trustee's compensation set forth in this Trust. The shares of SUPERVALU INC. common stock shall at all times remain in the form of SUPERVALU INC. common stock and shall not be liquidated, reinvested or exchanged for other assets, provided that if SUPERVALU INC. common stock is exchanged, converted or otherwise changed into another security by reason of a corporate transaction or similar event, the Trustee shall hold such replacement asset in the Trust Fund.

     Section 4.4 Distribution of Trust Assets; Limitations.

          (a) At the direction of the Employer to the Recordkeeper prior to the Effective Time or upon the Application of a Participant or beneficiary of a deceased Participant following the Effective Time, the Recordkeeper shall prepare a certification to the Trustee that benefits under the RSUs have become payable, which certification shall be in substantially the form attached hereto as Exhibit "A" as may be reasonably acceptable to the Trustee. Such certification shall include the number of RSUs payable on each payment date, the number of shares and amount of cash to be paid, the terms of payment, and the name, address and social security number of the recipient. The Recordkeeper shall provide a separate certification (with an updated calculation of the cash payable) for each payment date, with the amount payable to each Participant indicated separately. Upon the receipt of such certified statement and subject to Section 4.6, the Trustee shall liquidate such Trust assets as may be available and necessary to pay the benefits set forth in such certification and shall make or commence cash distributions and distributions of SUPERVALU INC. common stock from the Trust Fund in accordance therewith to the person or persons so indicated and to the appropriate taxing authorities with respect to taxes required to be withheld, provided, however, that the Trustee shall not be required to make any distribution which would reduce the value of the cash assets of the Trust Fund described in Section 4.3 to less than the Retention Amount. The Recordkeeper shall also furnish a copy of such certification to the Participant or the beneficiary of a deceased Participant. The Employer shall furnish the Trustee with the applicable rates for tax withholding, and the Trustee shall be entitled to rely on such information. The Trustee shall furnish each Participant or beneficiary of a deceased Participant with the appropriate tax information form evidencing such payment and the amount thereof. The Trustee shall provide the Employer with written confirmation of any payments hereunder within 10 business days after such payments are made or commenced to a Participant or beneficiary of a deceased Participant.

          (b) If a Participant is entitled to receive a fractional share of SUPERVALU INC. common stock, the Trustee shall pay to the Participant the cash value of such fractional share from the cash assets in the Trust.

          (c) Subject to Section 4.6, the only persons who shall be entitled to payments from this Trust pursuant to this Section 4.4 following the Effective Time shall be Participants and beneficiaries of deceased Participants, and persons who become beneficiaries of such persons. The Trustee shall make distributions pursuant to this Section 4.4 only as directed by the Recordkeeper and shall rely on a certification received from the Recordkeeper for purposes of complying with this Section 4.4.

          (d) If payments to be made from the Trust to a Participant plus the Retention Amount exceed the Value of the Trust Fund and if the Employer does not otherwise provide the accrued benefits to the Participant outside of the Trust, the unpaid benefits shall constitute a Deficiency Amount, and the cash portion of the unpaid benefits shall accrue interest from the date payment would otherwise have been made, until paid, at the Interest Crediting Rate. Employer shall pay any Deficiency Amounts as soon as practicable from assets outside the Trust. In determining whether the Employer has made any payment from assets outside the Trust, the Trustee is entitled to rely on a certification from the Employer that the Employer has made such payments.

     Section 4.5 Protection of Trustee. The Trustee shall be fully protected in making or refraining from making any payments in accordance with the terms of this trust agreement.

     Section 4.6 Creditors of Employer. The Trust Fund shall at all times be subject to the claims of the Employer's general creditors but shall be utilized to satisfy any such claims only in the case of the Employer's bankruptcy or insolvency. The Employer shall be considered "bankrupt" or "insolvent" if the Employer is either unable to pay its debts when due or is subject to a proceeding under the Bankruptcy Code, 11 U.S.C. Section 101, et seq. The Board of Directors and chief executive officer of the Employer are responsible to give written notice to the Trustee and the Recordkeeper of the Employer's bankruptcy or insolvency as soon as practicable following the occurrence of such event. Upon receipt of such notice of the Employer's bankruptcy or insolvency, or in the case of the Trustee's receipt of a written notice from a creditor of the Employer alleging the Employer's bankruptcy or insolvency, the Trustee shall discontinue payments to Participants and beneficiaries of deceased Participants and shall hold the Trust Fund for the benefit of the Employer's general creditors. The Trustee shall resume payments to Participants and beneficiaries of deceased Participants only after it has been notified by the Employer (or has received an Expert's Certificate or Opinion of Counsel stating) that the Employer is no longer bankrupt or insolvent or pursuant to an order of a court of competent jurisdiction. If the Trustee discontinues payments to Participants and beneficiaries of deceased Participants, the first payment following such discontinuance shall include the aggregate of all payments which would have been made to the Participants and beneficiaries of deceased Participants together with interest on the cash portion from the date payment would otherwise have been made, until paid, at the Interest Crediting Rate.

     Section 4.7 Compensation and Expenses. The Trustee and the Recordkeeper shall be entitled to receive compensation for services rendered. Such compensation shall be the usual and customary fees of the Trustee or Recordkeeper in effect from time to time for similar services unless in the case of the Trustee, an amount is agreed upon in writing by the Employer and the Trustee and in the case of the Recordkeeper, the Employer and the Recordkeeper, and shall, unless paid directly by the Employer, be a lien against and paid out of the assets of the Trust Fund, provided, an individual serving as Trustee who receives compensation from the Employer for full-time employment shall not receive additional compensation from the Trust. The Recordkeeper and the Trustee (whether or not the Trustee is a full-time employee of the Employer) shall be reimbursed for any reasonable expenses, including reasonable counsel and Expert fees, incurred by the Recordkeeper or the Trustee in connection with the acceptance or administration of the Trust Fund or Trust and the exercise or performance of any of their respective powers or duties hereunder, and such expenses shall, unless paid directly by the Employer, be a lien against and paid out of the assets of the Trust Fund.

     Section 4.8 Limitation of Administrative Duties. Nothing contained in the Merger Agreement (including any Disclosure Letter related thereto), the Plans or the terms of the RSUs, or any other document either expressly or by implication, shall be deemed to impose any responsibilities, obligations or duties on the Trustee or the Recordkeeper other than those set forth herein. Without limiting the generality of the foregoing, the Trustee shall have no responsibility, obligation or duty (a) with respect to any action required by the Merger Agreement (including any Disclosure Letter related thereto), the Plans, the terms of the RSUs, or this Trust to be taken by the Employer, the Recordkeeper, or any other Expert, any employee, Participant, beneficiary or any other person and (b) to enforce any of the Employer's obligations to make contributions to the Trust. The Recordkeeper shall have no responsibility, obligation or duty with respect to any action required by the Merger Agreement (including any Disclosure Letter related thereto), the Plans, the terms of the RSUs or this Trust to be taken by the Employer, the Trustee, any employee, Participant, beneficiary or any other person.

     Section 4.9 Accountings. Within 30 days following the close of each Trust Year, the Trustee shall file with the Employer and the Recordkeeper, and with each Participant with respect to each Trust Year ending after the Effective Time, a written statement and accounting setting forth:

          (a) A categorized schedule of the assets and liabilities of the Trust Fund, at cost and current value, as of the end of the Trust Year;

          (b) A categorized schedule of the receipts, disbursements and other transactions for the Trust Year; and

          (c) A description of all assets purchased and sold during the Trust Year.

Such accountings shall be in a form and format usable in preparing and filing returns and reports with the Internal Revenue Service and in accordance with generally accepted accounting principles. Upon receipt of written approval of the accounting from the Employer (or upon the passage of 60 days without written objections having been delivered to the Trustee) such accounting shall be deemed to be approved, and the Trustee shall be released and discharged as to all items, matters and things set forth in such accounting.

     Section 4.10 General Management Powers. Subject to Section 4.3, with respect to the Trust Fund the Trustee shall have the following powers, rights and duties in addition to those otherwise vested in the Trustee herein or by law:

          (a) To sell, exchange, transfer and otherwise deal with the Trust Fund in such manner, for such consideration and on such terms and conditions as the Trustee shall determine;

          (b) To retain in cash so much of the Trust Fund as the Trustee shall from time to time determine and to deposit cash with any depositary;

          (c) To register any securities or other property held by it hereunder in its own name or in the name of its nominees with or without the addition of words indicating that such securities are held in a fiduciary capacity, and to hold any securities in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

          (d) To pay all reasonable costs, charges and expenses incurred in the administration of the Trust Fund, including fees for reasonable services rendered to the Trustee by any person, firm or corporation other than the Employer, and all taxes that may be levied or assessed under existing or future laws upon or in respect to the Trust or the Trust Fund or the income thereof;

          (e) To employ suitable agents and counsel who may be counsel for the Employer;

          (f) To credit and distribute the Trust Fund pursuant to the terms of the trust agreement;

          (g) To compromise, contest, arbitrate or abandon claims and demands, all in the Trustee's discretion;

          (h) To perform any and all other acts which, in the Trustee's judgment, are necessary or appropriate for the proper management, investment and distribution of the Trust Fund;

          (i) To retain any funds or property subject to any dispute (and without liability for the payment of interest) and to refuse to make payment or delivery thereof until final adjudication by a court of competent jurisdiction;

          (j) To begin, maintain or defend any litigation necessary in connection with the administration of this Trust and the Trust Fund;

          (k) To make such deposits (including certificates of deposit) and open such number of bank accounts (including interest and noninterest bearing accounts) in such bank(s) (including the Trustee, and any bank which is an agent of the Trustee or otherwise a fiduciary with respect to the Trust) in the name of the Trustee, and to make deposits therein in order to facilitate the payment of benefits, as the Trustee shall determine. The amounts on deposit in each such account shall constitute a part of the Trust Fund until paid out in accordance with the Plan;

          (l) To maintain accurate records and accounts of all investments, receipts, disbursements and other transactions of the Trust Fund and to open such records and accounts to the inspection by the Employer and its duly authorized representatives during normal business hours of the Trustee, and to the Participants and their duly authorized representatives following the Effective Time, during normal business hours of the Trustee;

          (m) To adopt such rules and regulations for the operation and administration of the Trust as the Trustee shall determine to be necessary and appropriate and in keeping with the terms and purposes of the Trust;

          (n) To construe and interpret the terms and provisions of this Trust, and any such construction or interpretation adopted in good faith shall be binding on the Employer, and any employees, dependents and beneficiaries, and their successors, assigns, executors, administrators and/or legal representatives;

          (o) To withhold any taxes with respect to the property or income of the Trust Fund or to withhold any amounts otherwise payable from the Trust Fund; and to dispose of any amounts so withheld as determined by the Trustee;

          (p) To hold the Trust Fund assets for the benefit of the creditors of the Employer and to deliver assets to satisfy such creditor's claims as directed by a court of competent jurisdiction pursuant to Section 4.6; and

          (q) To do any and all other acts and things necessary, proper or advisable to effectuate the purposes of this Trust to the extent the same are permissible under applicable laws.

     Section 4.11 Liability for Breach of Fiduciary Duty. Except as provided in
Section 4.16(d), the Trustee shall not be liable for any losses to the Trust Fund resulting from the breach of any of the responsibilities, obligations or duties imposed upon the Trustee herein or by applicable laws.

     Section 4.12 Consultation and Indemnification.

          (a) The Trustee and the Recordkeeper may consult with counsel, and neither the Trustee nor the Recordkeeper shall be deemed imprudent by reason of taking or refraining from taking any action in accordance with an Opinion of Counsel.

          (b) The Employer hereby indemnifies the Trustee and holds it harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, claims, demands, costs and expenses of any kind or nature whatsoever, including, without limitation, attorney's fees and disbursements (except those caused by the Trustee's gross negligence or willful misconduct) that may be imposed on, incurred by or asserted against the Trustee in any way relating to or arising out of or in connection with this trust agreement, the acceptance or administration by the Trustee of the Trust or the Trust Fund, the exercise or performance by the Trustee of any of its powers or duties hereunder and any of the transactions contemplated by this trust agreement, including (but not limited to) distributions to Participants and beneficiaries of deceased Participants payments or reimbursements to the Employer in reliance on a certification of the Employer that it has made such payment of Obligations from assets outside the Trust, and upon the termination of the RSUs or Trust.

          (c) The Employer hereby indemnifies the Recordkeeper and holds it harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, claims, demands, costs and expenses of any kind or nature whatsoever, including, without limitation, attorney's fees and disbursements (except those caused by the Recordkeeper's gross negligence or willful misconduct) that may be imposed on, incurred by or asserted against the Recordkeeper in any way relating to or arising out of or in connection with this trust agreement, the exercise or performance by the Recordkeeper of any of its powers or duties hereunder and any of the transactions contemplated by this trust agreement.

          (d) Neither the Trustee nor the Recordkeeper shall be required to give any bond or any other security for the faithful performance of their respective duties under this trust agreement, except as such may be required by any law which prohibits the waiver thereof.

          (e) The Employer shall assume, at its own expense, the defense of any action commenced against the Trustee or the Recordkeeper asserting any claim which would be covered by the indemnities set forth in this Section
     4.12. The Trustee and the Recordkeeper shall each have the right to employ its own counsel in any such action to which it is a party, and the reasonable fees and expenses of such counsel shall be borne by the Employer.

          (f) The Employer's obligations under this Section 4.12 shall survive the termination of this trust agreement and the resignation or removal of any Trustee.

     Section 4.13 Resignation and Removal. The Trustee and/or the Recordkeeper shall resign or be removed and a successor Trustee and/or Recordkeeper appointed according to the following procedures:

          (a) The Trustee may be removed by the Employer at any time prior to the Effective Time, with or without cause, and following the Effective Time, with or without cause but only with the written consent of the Majority Participants, upon the giving of not less than 31 days prior written notice. The Trustee may resign upon the giving of not less than 31 days prior written notice to the Employer and all Participants and beneficiaries of deceased Participants. No resignation or removal of the Trustee pursuant to this Section 4.13 shall become effective until the acceptance of appointment by the successor Trustee.

          (b) Prior to the Effective Time, the Employer shall fill a vacancy in the office of Trustee as soon as practicable by a written instrument filed with the person(s) appointed to fill the vacancy, which person(s) must be a financial institution that is independent of the Employer, and a copy to the predecessor Trustee and the

     Recordkeeper. Following the Effective Time, the Employer shall be entitled to fill a vacancy in the office of Trustee, but only with the consent and approval of the Majority Participants, as evidenced in a written instrument filed with the person(s) appointed to fill the vacancy which person(s) must be a financial institution that is independent of the Employer. If the vacancy in the office of Trustee has not been filled within 20 days following the Trustee's resignation or removal, the Trustee shall have the right to petition a court of competent jurisdiction to appoint a successor Trustee.

          (c) The appointment of a successor Trustee shall take effect upon delivery to the Trustee of a written appointment of such successor Trustee, duly executed by the Employer(with the consent of the Majority Participants) or the predecessor Trustee, as the case may be, and a written acceptance by such successor Trustee, duly executed thereby. Except as described in the preceding sentence, a successor Trustee shall succeed to the title to the assets in the Trust Fund without the signing or filing of any document. The resigning or removed Trustee shall execute all documents and do all acts reasonably necessary to vest such title of record in the successor Trustee. A successor Trustee shall have all of the powers conferred by this trust agreement as if originally named Trustee.

          (d) Within 60 days after transfer of the assets in the Trust Fund, the resigning or removed Trustee shall render to the Employer a statement and accounting in the form and manner prescribed by Section 4.9. Unless the Employer shall, within 60 days after receipt of such accounting, object in writing delivered to such Trustee, such accounting shall be deemed approved, and the Trustee shall be released and discharged as to all items, matters and things set forth in such accounting.

          (e) A successor Trustee shall not be liable or responsible for any acts or defaults of a predecessor Trustee or co-Trustee, or for any losses or expenses resulting from or occasioned by anything done or neglected to be done in the administration of the Trust Fund or Trust prior to its appointment as Trustee, nor shall it be required to inquire into or take notice of the prior administration of the Trust Fund or Trust.

          (f) The Recordkeeper may be removed by the Employer at any time prior to the Effective Time, with or without cause, and following the Effective Time, with or without cause but only with the written consent of the Majority Participants, upon the giving of not less than 31 days prior written notice to the Recordkeeper, with a copy to the Trustee. The Recordkeeper may resign on the giving of not less than 31 days prior written notice to the Trustee, the Employer and all Participants and beneficiaries of deceased Participants. No resignation or removal of the Recordkeeper pursuant to this Section 4.13 shall become effective until the acceptance of appointment by the successor Recordkeeper.

          (g) Prior to the Effective Time, the Employer shall fill a vacancy in the office of Recordkeeper as soon as practicable by a written instrument filed with the person(s) appointed to fill the vacancy, which person(s) must certify that it/they are capable of performing the duties of Recordkeeper hereunder, and a copy to the predecessor Recordkeeper and the Trustee. Following the Effective Time, the Employer shall be entitled to fill a vacancy in the office of Recordkeeper, but only with the consent and approval of the Majority Participants, as evidenced in a written instrument filed with the person(s) appointed to fill the vacancy, and such successor Recordkeeper must certify that it is capable of performing the duties of Recordkeeper hereunder. If the vacancy in the office of Recordkeeper has not been filled within 20 days following the Recordkeeper's resignation or removal, the Trustee shall have the right to appoint a successor Recordkeeper. The appointment of a successor Recordkeeper shall take effect upon delivery to the Recordkeeper, with a copy to the Trustee, Employer and all Participants and beneficiaries of deceased Participants, of a written appointment of such successor Recordkeeper, duly executed by the Employer, the Majority Participants or the Trustee, as the case may be, and a written acceptance by such successor Recordkeeper, duly executed thereby. As soon as practicable after the Recordkeeper has resigned or has been removed hereunder, it shall deliver to the successor Recordkeeper all reports, records, documents and other written information in its possession regarding the RSUs, the Trust Fund and the Participants, and thereupon shall be entitled to all unpaid fees, compensation and reimbursements to which it is entitled under this Trust and shall be relieved of all responsibilities and duties under this Trust.

          (h) If the Trustee consolidates, merges or converts into, or transfers all or substantially all its trust business or assets to another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

     Section 4.14 Duties of the Recordkeeper. Within 10 days following the close of each Trust Year ending after the Effective Time, the Recordkeeper shall file with the Employer and the Trustee a written statement setting forth for each Participant and beneficiary of a deceased Participant his or her Value of Accrued Benefits as of the last day of such Trust Year. In the event the Employer fails to provide the Recordkeeper with the information necessary to prepare such written statement, the Recordkeeper shall file the written statement based on a good faith estimate of the Value of Accrued Benefits. In addition, the Recordkeeper shall maintain or cause to be maintained all the Participant records required by this Trust and shall perform such other duties and responsibilities necessary or advisable to achieve the objectives of this Trust. Following the Effective Time, the Recordkeeper shall prepare and distribute to the Employer, Participants and beneficiaries of deceased Participants, Participant statements, with respect to payments to Participants and beneficiaries of deceased Participants. In the event that the Employer refuses or neglects to provide updated Participant information, as contemplated herein, the Recordkeeper shall be entitled to rely on the most recent information furnished to it by the Employer. The Recordkeeper shall have no responsibility to verify information provided to it by the Employer; provided, however, no information provided by the Employer following the Effective Time shall reduce any benefit to which a Participant or beneficiary of a deceased Participant was entitled under the RSUs or this Trust as of the Effective Time.

     Section 4.15 Determinations by the Trustee; Notices. Within 21 days following receipt by the Trustee of written notice from any Participant or beneficiary of a deceased Participant that such Participant or beneficiary believes the Effective Time has taken place, the Trustee shall determine if the Effective Time has in fact occurred. Within 5 days of making the foregoing determination the Trustee shall give written notice of its determination to the Employer,

Recordkeeper and all Participants and beneficiaries of deceased Participants, which notice shall attach a complete copy of any Opinion of Counsel rendered to the Trustee with regard to the foregoing, a complete copy of any notice to the Trustee alleging that the Effective Time has occurred as well as all materials in the possession of the Trustee which relate to the foregoing determinations; provided, however, that no notice from the Trustee is required if the Employer has notified Participants of the occurrence of the Effective Time or has otherwise publicly disclosed in a press release or filing with the Securities and Exchange Commission that the Effective Time has occurred.

     Section 4.16 Rights of Trustee.

          (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person.

          (b) Before the Trustee acts or refrains from acting, and in making any determination with respect to the Effective Time, the Value of the Trust Fund or any other determination hereunder (including but not limited to determinations of the validity of consents of the Majority Participants), the Trustee may require and rely on an Expert's Certificate or an Opinion of Counsel or both covering such matters as the Trustee may reasonably require. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Expert's Certificate or Opinion of Counsel or with the consent of the Majority Participants.

          (c) The Trustee may act through agents and Experts and shall not be responsible for the misconduct or negligence of any agent or Expert appointed and retained with due care or with the consent of the Employer or the Majority Participants.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers, provided that the Trustee's conduct does not constitute gross negligence or willful misconduct. The Trustee shall be liable for any action it takes or omits to take and which constitutes gross negligence or willful misconduct.

          (e) No provision of this trust agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     Section 4.17 Priority of Distribution and Liquidation of Trust Assets. Whenever Trust assets are required to be distributed pursuant to this trust agreement, the Trustee shall pay such distributions with SUPERVALU INC. common stock, as directed by the Recordkeeper, and cash on hand, if any. To the extent cash on hand (not including the Retention Amount) is not sufficient to pay such distributions, the Trustee shall liquidate investments described in Section 4.3.

                                    ARTICLE V

                        GENERAL ADMINISTRATIVE PROVISIONS

     Section 5.1 Exchange of Information by the Employer and the Trustee. The Trustee shall furnish to or on the order of the Employer whatever information relating to the Trust Fund is necessary for the performance by the Employer of its functions with respect to the RSUs or the Obligations or this Trust. The Employer shall furnish to or on the order of the Trustee whatever information relating to the Trust Fund and Participants and beneficiaries of deceased Participants is necessary for the performance by the Trustee of its functions hereunder. The Employer and Trustee may each rely and act upon information so furnished without further inquiry. For purposes of this trust agreement, a certification from the Employer shall mean a written communication signed by a person authorized to act for the Employer stating that the contents of the communication are certified to by the author as being true and accurate.

     Section 5.2 Information to the Recordkeeper and Trustee. The Employer shall provide the Recordkeeper with a certified copy of the Plans, a schedule of RSU holdings by Participant and all amendments thereto, payment elections provided to the Employer by the Participants, and all information necessary to determine the benefits payable to or with respect to each Participant, including any benefits payable after each Participant's death and the recipient of the same. The Employer shall regularly, at least annually, or promptly on the request of the Recordkeeper, furnish revised updated information to the Recordkeeper. In addition, promptly after the last day of each calendar year quarter, the Employer agrees to notify the Trustee and Recordkeeper as to those persons who are then Participants or beneficiaries of deceased Participants, which notice shall specify the name, address and social security number of such persons. The Trustee shall be entitled to rely on the latest available written notice from the Employer regarding such information. The Employer shall be responsible for keeping accurate books and records with respect to the employees of the Employer, their compensation and their rights and interests in the Trust Fund and with respect to the RSUs and the Obligations.

     Section 5.3 Mistake of Fact. Any misstatement or any other mistake of fact in any certificate, notice or other document filed with the Employer, the Recordkeeper or the Trustee shall be corrected when it becomes known and proper adjustment shall be made by reason thereof; provided, however, the Trustee shall offset any overpayment to any Participant or beneficiary of a deceased Participant against future payments to such Participant or beneficiary but shall have no obligation to seek reimbursement from any Participant, beneficiary of a deceased Participant or other person to whom the Trustee has disbursed amounts from the Trust Fund pursuant to any such certificate, notice or other document.

     Section 5.4 Taxes. The Employer may from time to time pay taxes of any and all kinds whatsoever which at any time are levied or assessed upon or become payable in respect of the Trust Fund, the income therefrom or any property forming a part thereof, or any purchase, sale, collateral security or other transaction pertaining thereto. To the extent that any taxes levied or assessed upon the Trust Fund or in respect of such income, property or transaction are not paid by the Employer, the Trustee shall pay such taxes out of the Trust Fund and the Employer, shall reimburse the Trustee for any amounts so paid. The Trustee shall, at the Employers expense, contest the validity of such taxes in any manner deemed appropriate by the Employer or its counsel, but only if the Trustee has received an indemnity bond or other security satisfactory to it to pay all of its fees and expenses with respect to such contest; provided, however, the Trustee shall have no obligation to contest if it receives an Opinion of Counsel to the effect that there is no reasonable basis in law or fact for such contest. Alternatively, the Employer may itself contest the validity of any such taxes.

     Section 5.5 Voting of SUPERVALU INC. Stock. The Trustee will vote the SUPERVALU INC. common stock held in the Trust and may exercise any right appurtenant to such stock, either in person or by general or limited proxy, power of attorney or other instrument.

     Section 5.6 Investment Company Act. Notwithstanding any other provision of this trust agreement, the Employer and the Trustee agree that in the event the Trust may be deemed to be an "investment company" as defined under the Investment Company Act of 1940, as amended (the "Investment Company Act"), they shall use their best efforts to take such action as shall be necessary so that either (i) the Trust will qualify for an exemption from the provisions of the Investment Company Act or (ii) the Trust will not be deemed to be such an investment company.

                                   ARTICLE VI

                            AMENDMENT AND TERMINATION

     Section 6.1 Right to Amend. Prior to the time when the Trust shall become irrevocable as provided in Section 6.2, this trust agreement may be amended by an instrument in writing, duly executed by the Employer and delivered to the Trustee, which instrument shall certify to the Trustee that the Trust has not become irrevocable. When the Trust shall become irrevocable as provided in
Section 6.2, this trust agreement may not thereafter be amended in whole or part by the Employer, provided, however, that this trust agreement may nonetheless be amended by an instrument in writing, duly executed by the Employer, and delivered to the Trustee and all Participants and beneficiaries of deceased Participants only (a) with the express written consent of the Majority Participants on the date of such amendment, (b) as necessary to obtain a favorable ruling from the Internal Revenue Service with respect to the tax consequences of the establishment or settlement of the Trust as a grantor trust within the meaning of Section 671 of the Code, or (c) as necessary to prevent the Trust from being deemed an "investment company" as defined under the Investment Company Act or to ensure that the Trust qualifies for an exemption from the provisions of such act, provided, that the duties, powers and liabilities of the Trustee shall not be increased without the Trustee's written consent, and, provided further, that the amount or time of payment of any benefit hereunder to any Participant or beneficiary of a deceased Participant may not be reduced, altered or adversely affected without the written consent of the affected Participant or beneficiary.

     Section 6.2 Termination of Trust and Reversion of Assets. Following the occurrence of the Effective Time, the Trust shall be irrevocable; provided that the Trust shall nonetheless terminate upon the earlier of (a) the payment of all Obligations and amounts due Participants and beneficiaries of deceased Participants under the RSUs, as determined by the Recordkeeper, and (b) the date that there are no longer Trust assets in the Trust Fund. At any time prior to the Effective Time, the Trust may be revoked by the Employer by an instrument in writing delivered to the Trustee and accompanied by an Opinion of Counsel stating that the Trust is revocable and that the Effective Time has not occurred. The foregoing to the contrary notwithstanding, if the Trustee has received notice, pursuant to Section 3.3 or Section 4.15, that the Effective Time may have occurred, the Trust may not be revoked until the Trustee has determined that the Effective

Time has not occurred. Upon revocation of the Trust, any and all assets remaining in the Trust Fund after payment of the Trustee's and Recordkeeper's compensation and other expenses of the Trust, shall revert to the Employer and the Trustee shall promptly transfer any such assets to the Employer. Upon termination of the Trust other than by revocation, the Trustee shall pay all Obligations due Participants and beneficiaries of deceased Participants under the RSUs, as determined by the Recordkeeper, and any and all assets remaining in the Trust Fund after payment of the Trustees and Recordkeeper's compensation and other expenses of the Trust, shall revert to the Employer and the Trustee shall promptly transfer any such assets to the Employer. Upon termination of the Trust for whatever reason the Trustee shall prepare and file a final statement and accounting with the Employer and all necessary returns, statements, forms and reports as may be required of the Trustee by law. Upon receipt of written approval of the accounting from the Employer (or upon the passage of 60 days without written objections having been delivered to the Trustee) such accounting shall be deemed approved, and the Trustee shall be released and discharged as to all items, matters and things set forth in such accounting.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     Section 7.1 Entire Agreement. This trust agreement constitutes the entire understanding and agreement between the parties and supersedes all prior agreements, representations and understandings relating to the subject matter hereof.

     Section 7.2 Successors. This trust agreement shall be binding upon all persons entitled to benefits under the RSUs and their respective heirs and personal representatives, upon the Employer, its successors and assigns, and upon the Trustee and its successors.

     Section 7.3 Headings. The headings used in this trust agreement are inserted for reference purposes only and shall not be deemed to limit or affect in any way the meaning or interpretation of any of the terms or provisions of this trust agreement.

     Section 7.4 Controlling Law. Except to the extent superseded by the laws of the United States of America, the laws of the State of Idaho (other than the choice of law principles thereof) shall govern all questions arising with respect to this trust agreement and the interpretation and validity of its provisions.

     Section 7.5 Third-Party Inquiries. No person dealing with the Trustee shall be obliged to see to the application of any money paid or property delivered to the Trustee, or as to whether or not the Trustee has acted pursuant to any authorization required or set forth in this trust agreement.

     Section 7.6 Courts; Arbitration. The Employer agrees that by the establishment of this Trust it hereby foregoes any judicial review of certification by the Recordkeeper as to the benefit payable to any person hereunder. If a dispute arises as to the amounts or timing of any such benefits or the persons entitled thereto under the RSUs or this Trust, the Employer agrees that such dispute shall be resolved by binding arbitration proceedings initiated in accordance with the rules of the American Arbitration Association and that the results of such proceedings shall be conclusive and shall not be subject to judicial review. It is expressly understood and agreed that pending a resolution of any such dispute, payment of benefits shall be made and continued by the Trustee in accordance with the certification by the Recordkeeper and that the Trustee and the Recordkeeper shall have no liability with respect to such payments. The Employer agrees to pay the entire cost of any arbitration or legal proceeding, including the legal fees of the Trustee, the Recordkeeper and the Participant or the beneficiary of any deceased Participant regardless of the outcome of any such proceeding or the party which initiated any such proceeding, and until so paid the expenses thereof shall be a charge on and lien against the Trust Fund. The Employer agrees to pay the foregoing costs as such costs are incurred, but not more frequently than on a monthly basis. Nothing in this Section shall be construed to in any way limit any right or remedy a Participant or beneficiary may have under the Plans or the RSUs.

     Section 7.7 Addresses For Communications. All communications, directions, notices and requests required or permitted to be given hereunder shall be in writing and shall be given to the following:

     If to Employer prior to the Effective time, to: Albertson's, Inc.
                                                     250 Parkcenter Blvd.
                                                     Boise, Idaho 83726
                                          Attention: Corporate Secretary

     If to Employer after the Effective time, to: SUPERVALU, INC..
                                                  11840 Valley View Road
                                                  Eden Prairie, Minnesota 55344
                                       Attention: Corporate Secretary

     If to Trustee, to: Atlantic Trust Company, N.A.
                        1330 Avenue of the Americas
                        30th Floor
                        New York, New York 10019
                        Attention: Chief Fiduciary Officer - NY Office and Hughes, Hubbard and Reed LLP
                        One Battery Park Plaza
                        New York, New York 10004-1482
                        Attention: Javier Hernandez, Esq.


     If to Recordkeeper, to: MullinTBG, Inc.
                             2029 Century Park East
                             Suite 3700
                             Los Angeles, CA 90067
                             Attention: Nancy Hickey

If to a Participant or beneficiary of a deceased Participant, to the last known address of the Participant or beneficiary on the books and records of the Employer, the Trustee or the Recordkeeper; provided, however, the Trustee shall be entitled to rely on the latest available written notice from the Employer regarding the names and addresses of such persons.

     Either the Employer, the Recordkeeper or the Trustee shall have the right to specify in writing in the manner above provided, another address to which subsequent communications, directions, notices and requests to such party shall be given. Any communications, directions, notices and requests given hereunder shall be deemed to have been given as of the date received in writing by the party to whom given.

     Section 7.8 Waiver of Notice. Any notice required by this trust agreement may be waived by the person entitled thereto.

     Section 7.9 Accounting Period. The annual accounting period for this Trust shall be the Trust Year.

     Section 7.10 Interest in the Trust Fund. No employee of the Employer, no dependent or personal representative of an employee of the Employer or person claiming through such an employee and no beneficiary under the Plans or the RSUs shall have any right, title or interest in the Trust or Trust Fund at any time prior to satisfaction of all conditions to a right to payment to such beneficiary from the Trust pursuant to the terms of the Plans, the RSUs and the Trust. No benefit, right or interest, if any exists, is transferable or assignable by any employee, dependent or beneficiary and any attempt to effect a transfer or assignment is void. No portion of the Trust Fund shall be subject to attachment, garnishment, levy of execution, bankruptcy proceedings or other legal process of any creditor of any of the Participants or beneficiaries. Notwithstanding any other provision of this Trust to the contrary, the Trust Fund shall at all times remain subject to claims of creditors of the Employer in the event the Employer is adjudicated to be bankrupt or insolvent as provided herein.

     Section 7.11 Counterparts. This trust agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this trust agreement to be executed the day and year first above written.

                                        EMPLOYER:

                                        ALBERTSON'S, INC.

                                        /s/ John R. Sims
                                        ----------------------------------------
                                        By: John R. Sims
                                            ------------------------------------
                                        Its: Executive Vice President &
                                                  General Counsel
                                             -----------------------------------


                                        TRUSTEE:

                                        ATLANTIC TRUST COMPANY, N.A.


                                        ----------------------------------------
                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        RECORDKEEPER:

                                        MULLINTBG, INC.


                                        ----------------------------------------
                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                                   EXHIBIT "A"

                       FORM OF CERTIFICATE TO THE TRUSTEE

                                   CERTIFICATE

                                                                          [Date]

To: [Name and Address of the Trustee]

Ladies and Gentlemen:

     1. The undersigned, a duly authorized officer of [Recordkeeper] (in such capacity the "Recordkeeper"), as Recordkeeper under that certain Albertson's, Inc. Restricted Stock Unit Trust (the "Trust"), dated the ____ day of ________________, 2006, between Albertson's, Inc.,
[___________________________], as trustee, and [__________________________] as recordkeeper, HEREBY CERTIFIES as follows with respect to Section 4.4(a) of the Trust.

     2. Benefits have become payable under the Albertson's, Inc. RSUs, as defined in the Trust.

     3. The name, address and social security number of the recipient of such benefits are as follows:

     Name: ___________________________
     Address: ________________________
     Social Security Number: _________

     4. The number of RSUs payable, the number of SUPERVALU INC. common shares, the amount of cash to be paid and the terms of payment are as follows:

     Number of RSUs: _________________
     Number of SUPERVALU INC.
        shares to be paid: ___________
     Cash to be paid: ________________

     Terms of Payment: [Specify payment dates, number of payments, and any other relevant information]

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this [___] day of [_______________], [____].

                                        [Recordkeeper]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------